Performance Commentary | April 2020

For April 2020, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.02% and a net return of 1.00%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, reported a return of 1.78% for the month.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates and construction/ permanent loan certificates tightened to Treasuries by approximately 18 and 24 basis points (bps), respectively. Fannie Mae DUS security spreads on the benchmark 10/9.5s tightened by over 19 bps. The HIT had a combined 19.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 26.2% in fixed-rate single-asset DUS securities of various structures at the end of April, where there were no such securities in the Barclay’s Aggregate

●	The portfolio’s overweight to spread-based assets as swap spreads tightened across all maturities. Two-, 5-, 7-, and 10-year spreads decreased by approximately 12, 9, 8, and 4 bps, respectively. At the end of April, 93.3% of the HIT’s portfolio was invested in spread-based assets (6.7% in cash/cash equivalents and Treasuries) compared to 61.8% spread assets in the Barclays Aggregate (38.2% in Treasuries).

●	Performance by Ginnie Mae REMIC structures in the portfolio as nominal spreads tightened by 7.5 bps. Approximately 13.2% of the HIT portfolio is allocated to Ginnie Mae REMICs.

Negative impacts to HIT’s relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 455 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 26.2% of the index as of April 30, 2020.

●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe (i.e. AAA-rated), whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A,

April 2020 Portfolio Commentary

and BBB) of the Barclays Aggregate. Those returns were 24, 153, 358, and 524 bps, respectively. Approximately 93.4% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 71.1% for the Barclays Aggregate at month end.

●	The portfolio’s short relative duration versus the benchmark as rates rallied. Two-, 5-, 7, 10-, and 30-year rates declined by approximately 5, 2, 1, 3, and 4 bps, respectively.

●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with a 48-bps excess return. The HIT was underweight to this sector with a 13.9% allocation versus 27.2% in the Barclays Aggregate at month end.

Market Data

April 2020 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.64%	0	7.14
Agencies	1.16%	81	4.03
Single family agency MBS (RMBS)	0.64%	48	1.28
Corporates	5.24%	455	8.34
Commercial MBS (CMBS)	1.22%	80	5.33
Asset-backed securities (ABS)	1.34%	117	2.11
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/20	4/30/20	Change
1 Month	0.008%	0.048%	0.041%
3 Month	0.061%	0.079%	0.018%
6 Month	0.140%	0.101%	-0.038%
1 Year	0.155%	0.142%	-0.013%
2 Year	0.246%	0.196%	-0.050%
3 Year	0.293%	0.245%	-0.048%
5 Year	0.380%	0.362%	-0.018%
7 Year	0.541%	0.534%	-0.007%
10 Year	0.669%	0.639%	-0.030%
30 Year	1.321%	1.285%	-0.037%
Source: Bloomberg L.P.

Investors should consider HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

April 2020 Portfolio Commentary

Portfolio Data as of April 30, 2020

Net Assets	$6,272.08 million
Portfolio Effective Duration	5.437 years	Convexity	0.269
Portfolio Average Coupon	3.24%	Maturity	10.68 years
Portfolio Yield to Worst[1]	1.80%	Portfolio Current Yield[1]	3.01%
Number of Holdings	901	Average Price	107.95

Sector Allocations: 2

Multifamily Investments	76.72%	CMBS – Agency Multifamily*	70.11%
Agency Single-Family MBS	14.93%	Agency Single-Family MBS	14.93%
U.S. Treasury	4.45%	U.S. Treasury Notes/Bonds	4.45%
AAA Private-Label CMBS	1.70%	State Housing Permanent Bonds	5.28%
Cash & Short-Term Securities	2.20%	State Housing Construction Bonds	1.11%
		Direct Construction Loans	1.92%
		Cash & Short-Term Securities	2.20%
		*Includes multifamily MBS (61.17%), MF Construction MBS (7.24%), and AAA Private-Label CMBS (1.70%).

Quality Distribution: [4]

U.S. Government or Agency	88.95%
AAA	2.21%
AA	4.72%
A	0.00%
Not Rated	1.92%
Cash	2.20%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):

Cash	2.20%	5-5.99 years	21.51%	0 – 1 year	2.95%
0-0.99 years	15.64%	6-6.99 years	8.19%	1 – 2.99 years	11.45%
1-1.99 years	6.42%	7-7.99 years	3.51%	3 – 4.99 years	20.18%
2-2.99 years	5.64%	8-8.99 years	3.65%	5 – 6.99 years	37.38%
3-3.99 years	8.51%	9-9.99 years	5.54%	7 – 9.99 years	16.52%
4-4.99 years	12.47%	Over 10 years	6.73%	10 – 19.99 years	7.43%
				Greater than 20 years	4.09%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Based on total investments and including unfunded commitments.

3